PROPERTY AND EQUIPMENT, NET (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Subtotal	$ 4,801,960	$ 2,597,791
Less: accumulated depreciation and amortization	(543,839)	(272,968)
Total	4,258,121	2,324,823
Building [Member]
Subtotal	4,322,359	2,162,449
Electronic Devices [Member]
Subtotal	174,185	175,249
Office equipment, fixtures and furniture [Member]
Subtotal	73,147	43,914
Vehicles [Member]
Subtotal	$ 232,269	$ 216,179